UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2009 (August 31, 2009)

AMERICAN DG ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-52294	04-3569304
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 First Avenue, Waltham
Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2009, the registrant amended its By-Laws to provide additional flexibility and procedures with respect to issuing uncertificated shares. The Amended and Restated By-Laws are filed herewith as Exhibit No. 3.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

3.1	Amended and Restated By-Laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN DG ENERGY INC.

Date: September 2, 2009	By:	/s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer

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